UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2005


                                 NCT Group, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   0-18267                  59-2501025
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


20 Ketchum Street, Westport, CT                                      06880
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code:              (203) 226-4447
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 3.02.  Unregistered Sales of Equity Securities.

On July 13, 2005, NCT Group, Inc. ("NCT") entered into a second amended and restated private equity credit agreement with Crammer Road LLC ("Crammer Road"), a Cayman Islands limited liability company. The July 13, 2005 private equity credit agreement superseded and replaced a private equity credit agreement dated September 30, 2004 between NCT and Crammer Road. The new agreement permits NCT to sell to Crammer Road shares of NCT common stock having an aggregate value of up to $50 million (the maximum commitment amount), in exchange for cash, pursuant to puts made by NCT. The agreement requires NCT to sell to Crammer Road at least an aggregate of $5 million of NCT common stock (the minimum commitment amount), in exchange for cash. All sales of NCT common stock to Crammer Road pursuant to the agreement will be at a 7% discount from the market price of NCT common stock (defined as the average of the lowest closing bid price for any three trading days during the ten trading days immediately following the put date). Pursuant to a related registration rights agreement, also executed as of July 13, 2005, NCT is obligated to register for resale shares of NCT common stock sold pursuant to the private equity credit agreement in an amount no less than the number of shares for which puts are made, but in no event less than 100% of the minimum commitment amount.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

10.1(a) Second Amended and Restated Private Equity Credit Agreement, dated as of July 13, 2005, by and between NCT Group, Inc. and Crammer Road LLC.

10.2(b) Registration Rights Agreement, dated as of July 13, 2005, by and between NCT Group, Inc. and Crammer Road LLC.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NCT GROUP, INC.



                                                  By:  /s/ Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:    July 14, 2005


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